Exhibit Index

Flexible Premium Survivorship Variable Life Insurance Policy (V2D-NY) File No. 333-42257

Exhibit                  Description

1.A.(3)(c)               New York Commission and production schedules

2                        Opinion of Counsel

3 Financial Statement Schedules and Report for IDS Life Insurance Company of New York

5(a) & (b)               Financial Data Schedules

6                        Opinion of Actuary

7                        Consent of Actuary

8                        Consent of Independent Auditors